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                                                                 EXHIBIT 23.4





                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



     We consent to the use in this Registration Statement of Norwest Corporation on Form S-4 of our reports dated February 16, 1996 and February 13, 1995 (relating to the financial statements of Amerigroup, Inc. and Subsidiaries) appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "EXPERTS" in such Prospectus.



                              /s/ Larson, Allen, Weishair & Co., LLP

April 18, 1996
Minneapolis, Minnesota